SELIGMAN
                                                                ----------------
                                                             TAX-AWARE FUND, INC


                                  ANNUAL REPORT
                                October 31, 2002

                                Seeking Capital
                                  Appreciation
                                Consistent with
                                   Maximizing
                                After-Tax Returns

                                     (LOGO)

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
--------------------------------------------------------------------------------

SELIGMAN -- TIMES CHANGE VALUES  ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

TIMES CHANGE

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 - today, the nation's largest diversified publicly-traded closed-end investment company - Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

.. . . . VALUES  ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

(Picture Goes Here)
James,  Jesse,  and  Joseph  Seligman,  1870



To the Shareholders                      1
Interview With Your Portfolio Managers   2
Performance Overview                     4
Portfolio Overview                       6
Portfolio of Investments                 8
Statement of Assets and Liabilities      9
Statement of Operations                 10
Statement of Changes in Net Assets      11
Notes to Financial Statements           12
Financial Highlights                    16
Report of Independent Auditors and
   For More Information                 17
Directors and Officers of the Fund      18
Glossary of Financial Terms             21

--------------------------------------------------------------------------------
TO THE  SHAREHOLDERS

The fiscal year ended October 31, 2002, continued to be difficult for the stock market and for Seligman Tax-Aware Fund. During this time, the Fund delivered a total return of -22.78%, based on the net asset value of Class A shares, while large-cap growth stocks, as measured by the Russell 1000 Growth Index, returned -19.62%.

It now appears certain that the US will experience a third straight calendar year of declines in most stock market indices - an almost unprecedented event. This negative investment environment persisted through the past fiscal year despite some encouraging economic news. In the fourth quarter of 2001, the US economy emerged from recession and has now posted four quarters of positive GDP growth.

The worries that plague the market, however, are real and cannot be overlooked. While the war on terror seemed to meet with success at the beginning of the fiscal year as the US prevailed in Afghanistan, worries mounted over the course of this fiscal period that geopolitical tensions, particularly in Iraq, were increasing. At the same time, confidence in US corporations and in the financial markets suffered serious erosion from a spate of accounting and corporate governance scandals, as well as from accusations of wrongdoing among some prominent investment banks. At the end of this fiscal period, consumer confidence was at its lowest level in nine years.

Seligman Tax-Aware Fund was not immune to the negative effects of this very difficult environment. While all of the market sectors within the Fund's investment universe delivered negative performances, the Fund's holdings in information technology made the largest negative impact to portfolio returns. These companies have struggled within a challenging environment for some time now as corporations significantly reduced spending for technology.

The past few years have indeed been discouraging for stock market investors and for the Fund's shareholders. And while the markets continue to face challenges, we believe there are reasons for optimism. The US Federal Reserve Board once again demonstrated its commitment to economic growth on November 6, when it lowered the federal funds rate another 50 basis points, and Congress, with midterm elections now behind them, can realistically consider a fiscal stimulus in the form of a tax cut. We believe these moves will aid in furthering the recovery that is already underway. However, the pace of recovery may be somewhat slow and unsteady. We believe that once the recovery is secure, and growth is seen in corporate profits and spending, stocks will again begin to deliver attractive total returns.

We appreciate your support of Seligman Tax-Aware Fund. A discussion with your Portfolio Managers regarding the Fund's performance, as well as the Fund's investment results and financial statements, including a portfolio of investments, follows this letter.

By  order  of  the  Board  of  Directors,

/s/William  C.  Morris
   William  C.  Morris
   Chairman

                                                                /s/Brian T. Zino
                                                                   Brian T. Zino
                                                                       President

December  13,  2002

                                      -1-
--------------------------------------------------------------------------------

INTERVIEW  WITH YOUR PORTFOLIO MANAGERS
BEN-AMI GRADWOHL AND DAVID GUY

Q:   How  did  Seligman  Tax-Aware  Fund  perform for the year ended October 31,
     2002?

A: For the fiscal year ended October 31, 2002, Seligman Tax-Aware Fund delivered a total return of -22.78%, based on the net asset value of Class A shares. During the same time period, large-cap growth stocks, as measured by the Russell 1000 Growth Index, returned -19.62%.

Q: What economic and market factors influenced Seligman Tax-Aware Fund during this fiscal-year period?

A: During the past fiscal year, the Fund, and the stock market as a whole, operated within a very negative investment environment characterized by a tense geopolitical situation, mixed news on the economy, and worries regarding corporate governance and accounting. Calendar-year 2002 will almost certainly prove to be the third straight down year for US equity markets. Such a long run of negative annual returns is unusual. However, the bull market preceding the current decline was also unusual in terms of its length and its strength.

     During the economic slowdown which began at the end of 2000, the corporate sector of the economy reined in spending dramatically while US consumers continued to spend, providing a pillar of strength for the overall economy. In the second half of 2002, consumer confidence declined sharply. The possibility of a slowing consumer sector fueled fears of a "double dip" recession.

     Investors have also been waiting, so far in vain, for a rebound in corporate capital spending. Corporations continue to be cautious regarding expense budgets while demand for their products is uncertain and pricing power is weak. In some industries, particularly autos and electronics, prices have fallen so low that many companies are finding profits to be unattainable or seriously squeezed.

Q:   What  was  your  investment  strategy  during  this  time?

A: We believe that the US is in the beginning of a lasting recovery. However, many uncertainties remain, and the recovery is likely to be slow and possibly unsteady. We have thus been positioning the portfolio for an increase in economic activity. At the same time, we are being cautious until we see more solid signs that the recovery is secure. In general, we have focused on companies at the small end of the capitalization range of the Fund's universe of stocks. We believe that these companies are likely to benefit to a greater degree as the economy rebounds. At the same time, we have focused on companies with relatively higher dividend yields and relatively low stock price volatility in an effort to cushion the portfolio during these continued uncertain times.

Q:   What  sectors  made  the  greatest  impact  to  the  Fund's  performance?

A: Information technology was the largest drag on portfolio performance. These companies suffered from the ongoing lack of corporate spending in this area. However, we believe that corporate technology spending must, of necessity, increase. Corporations as a whole have postponed spending for technology for years now. We don't believe this can continue. Eventually, companies must at least maintain existing systems and, if the economy rebounds, companies that do not invest in their infrastructure are likely to suffer. We believe there will be renewed demand for technology, and when corporate spending picks up, these stocks should begin to deliver better performance.

     While health care, like every other sector, was down during this one-year period, the health care stocks within the Fund's portfolio performed relatively well

 A  TEAM  APPROACH

Seligman Tax-Aware Fund is managed by the Seligman Disciplined Investment Group, headed by Ben-Ami Gradwohl and David Guy. They are assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying stocks that have the potential to provide long-term capital appreciation consistent with maximizing after-tax returns. Team members include Bettina Abrams, I-Shang Jackson Chow, Michael McGarry, Jonathan Roth (trader), Hendra Soetjahja, Brian Turner, and Nancy Wu.

                                      -2-
--------------------------------------------------------------------------------

INTERVIEW  WITH YOUR PORTFOLIO MANAGERS,
BEN-AMI GRADWOHL AND DAVID GUY

     The reason for this relative outperformance was that the Fund avoided biotechnology and large pharmaceutical companies in favor of specialty pharmaceutical companies.

Q:   What  is  your  outlook?

A: We are cautiously optimistic regarding the near-term future of the stock market. Many areas of concern remain, e.g.: the war on terrorism, a potential conflict in Iraq, falling consumer confidence and spending, unresolved corporate governance issues, and continued anemic corporate spending and corporate profits. Our biggest concerns as we head into 2003 are the potential for price deflation and a weaker consumer sector.

     However, we also see reasons for optimism. The US government has provided an extraordinary degree of stimulus for the economy, and we believe that these actions will produce the desired effect of increasing economic activity. Since 2001, the US Federal Reserve Board has cut the federal funds rate 12 times, and interest rates now stand at a 40-year low. Tax cuts, passed last year, should also have a positive impact. Finally, increased government spending on defense and homeland security should have a secondary effect of aiding the economic recovery.

     Corporate budgets for 2003 are generally flat or only slightly increased from 2002. While this may not seem particularly encouraging, the fact that budgets have not been slashed may indicate that we have seen the worst in corporate cutbacks, and that this sector of the economy may have bottomed. An increase in corporate capital spending is crucial to the long-term health of the economy and for a sustained increase in stock prices. We have recently begun to see an increase in corporate earnings, which may give corporations the confidence they need to resume spending.


                                      -3-

--------------------------------------------------------------------------------

PERFORMANCE  OVERVIEW

INVESTMENT  RESULTS  PER  SHARE

TOTAL  RETURNS FOR  THE  PERIODS  ENDED  OCTOBER  31,  2002


                                           AVERAGE ANNUAL
                                        -------------------
                                                   SINCE
                                SIX       ONE    INCEPTION
                              MONTHS*    YEAR     5/1/2001
                              --------  -------  ----------
CLASS A**
Before Taxes Without
Sales Charge . . . . . . . .   (20.86)% (22.78)%    (27.12)%
Before Taxes With
Sales Charge . . . . . . . .   (24.62)  (26.49)     (29.47)
After Taxes on Distributions
With Sales Charge. . . . . .   (24.62)  (26.49)     (29.47)
After Taxes on Distributions
and Sale of Fund Shares
With Sales Charge. . . . . .   (15.12)  (16.27)     (23.14)

CLASS B**
Before Taxes Without CDSC. .   (21.33)  (23.52)     (27.67)
Before Taxes With CDSC . . .   (25.26)  (27.34)     (29.61)
After Taxes on Distributions
With CDSC. . . . . . . . . .   (25.26)  (27.34)     (29.61)
After Taxes on Distributions
and Sale of Fund Shares
With CDSC+ . . . . . . . . .   (15.51)  (16.79)     (23.25)





                                          AVERAGAE ANNUAL
                                        -------------------
                                                   SINCE
                                SIX       ONE    INCEPTION
                              MONTHS*    YEAR     5/1/2001
                              --------  -------  ----------
CLASS C**
Before Taxes Without
Sales Charge and CDSC. . . .   (21.33)  (23.52)     (27.67)
Before Taxes With Sales
Charge and 1% CDSC . . . . .   (22.94)  (25.07)     (28.62)
After Taxes on Distributions
With Sales Charge
and 1% CDSC. . . . . . . . .   (22.94)  (25.07)     (28.62)
After Taxes on Distributions
and Sale of Fund Shares
With Sales Charge
and 1% CDSC. . . . . . . . .   (14.09)  (15.39)     (22.48)

CLASS D**
Before Taxes Without CDSC. .   (21.33)  (23.52)     (27.67)
Before Taxes With 1% CDSC. .   (22.11)  (24.28)       n/a
After Taxes onDistributions
With 1% CDSC . . . . . . . .   (22.11)  (24.28)     (27.67)
After Taxes on Distributions
and Sale of Fund Shares
With 1% CDSC++ . . . . . . .   (13.58)  (14.91)     (21.76)
RUSSELL 1000
GROWTH INDEX***. . . . . . .   (17.87)  (19.62)     (25.48)


NET ASSET VALUE

                 OCTOBER 31, 2002   APRIL 30, 2002   OCTOBER 31, 2001
                 -----------------  ---------------  -----------------
CLASS A . . . .  $            4.44  $          5.61  $            5.75     CAPITAL LOSS INFORMATION
CLASS B . . . .               4.39             5.58               5.74     For the Year Ended October 31, 2002
CLASS C . . . .               4.39             5.58               5.74     Realized                               $(1.523)
CLASS D . . . .               4.39             5.58               5.74     Unrealized                            (0.448)#

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Total return after taxes on distributions and sale of Fund shares may be greater than the other returns shown above due to a tax benefit from capital losses. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

     For the period May 1, 2001 (inception), to October 31, 2002, certain expenses of the Fund were reimbursed pursuant to a contractual undertaking that will remain in effect until October 31, 2004. Absent such expense reimbursements, Fund performance would have been lower.

-------------
*    Returns  for  periods  of  less than one year are not annualized. Inception returns are calculated from the close of business on May 1, 2001. ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Russell 1000 Growth Index measures the performance of companies that tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than more value-oriented stocks. The Russell 1000 Growth Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
+    The  CDSC  is  5%  for  periods of one year or less and 4% since inception.
++   The  CDSC  applies  for  periods  of  one  year  or  less.
# Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2002.


                                      -4-

--------------------------------------------------------------------------------

PERFORMANCE  OVERVIEW
October  31, 2002

     This chart compares a hypothetical $10,000 investment in Seligman Tax-Aware Fund to a hypothetical $10,000 investment in the Russell 1000 Growth Index from the commencement of the Fund's operations at the close of business on

     May 1, 2001, through October 31, 2002. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge), Class B (with the 5% CDSC), Class C (with the intitial 1% maximum sales charge and CDSC), and Class D (without the 1% CDSC). Calculations assume reinvestment of distributions. It is important to keep in mind that the Russell Index excludes the effect of any fees or sales charges. Past performance is not indicative of future investment results. This chart does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.




             CLASS A     CLASS A    CLASS B     CLASS C     CLASS D     RUSSEL 1000
            WITH LOAD   W/O LOAD   WITH CDSC   WITH CDSC   WITH CDSC   GROWTH INDEX
            ----------  ---------  ----------  ----------  ----------  -------------
5/1/2001 .  $    9,520  $  10,000  $   10,000  $    9,903  $   10,000  $      10,000
5/31/2001.  $    9,240  $   9,706  $    9,706  $    9,612  $    9,706  $       9,660
6/30/2001.  $    9,173  $   9,636  $    9,636  $    9,542  $    9,636  $       9,436
7/31/2001.  $    8,973  $   9,426  $    9,426  $    9,334  $    9,426  $       9,200
8/31/2001.  $    8,173  $   8,585  $    8,585  $    8,502  $    8,585  $       8,447
9/30/2001.  $    7,373  $   7,745  $    7,731  $    7,656  $    7,731  $       7,604
10/31/2001  $    7,667  $   8,053  $    8,039  $    7,961  $    8,039  $       8,004
11/30/2001  $    8,440  $   8,866  $    8,852  $    8,766  $    8,852  $       8,773
12/31/2001  $    8,467  $   8,894  $    8,866  $    8,779  $    8,866  $       8,756
1/31/2002.  $    8,213  $   8,627  $    8,599  $    8,516  $    8,599  $       8,601
2/28/2002.  $    7,773  $   8,165  $    8,123  $    8,044  $    8,123  $       8,244
3/31/2002.  $    8,147  $   8,557  $    8,515  $    8,433  $    8,515  $       8,529
4/30/2002.  $    7,480  $   7,857  $    7,815  $    7,739  $    7,815  $       7,833
5/31/2002.  $    7,253  $   7,619  $    7,577  $    7,503  $    7,577  $       7,644
6/30/2002.  $    6,507  $   6,735  $    6,793  $    6,727  $    6,793  $       6,937
7/31/2002.  $    6,093  $   6,401  $    6,359  $    6,297  $    6,359  $       6,555
8/31/2002.  $    6,107  $   6,415  $    6,359  $    6,297  $    6,359  $       6,575
9/30/2002.  $    5,520  $   5,798  $    5,742  $    5,687  $    5,742  $       5,893
10/31/2002  $    5,920  $   6,218  $    5,903  $    6,028  $    6,148  $       6,434

     Although the Manager uses a tax-aware investment strategy in managing the Fund, it is possible for the Fund to achieve its investment objective without minimizing taxes. The Manager's ability to maximize after-tax returns and to minimize taxes may be compromised by redemptions. The Fund may not be a suitable investment for IRAs or other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal tax consequences of their investments. Since the Fund is managed assuming that the maximum federal tax rates in effect will apply to all distributions, the intended tax benefits of an investment may be reduced or eliminated for investors in lower tax brackets.

                                      -5-
--------------------------------------------------------------------------------


DIVERSIFICATION  OF  NET  ASSETS
October  31,  2002



                                                                        PERCENT OF
                                                                        NET ASSETS
                                                                       -------------
                                                                        OCTOBER 31,
                                                                       -------------
                                         ISSUES     COST       VALUE     2002  2001
                                         ------  ----------  ----------  ----  ----
COMMON STOCKS:
   Automobiles and Components . . . . .    2     $   89,889  $   76,980   1.3   1.9
   Capital Goods. . . . . . . . . . . .    6        556,261     475,792   8.1  11.5
   Commercial Services and Supplies . .    2        215,073     156,270   2.7   1.1
   Communications Equipment . . . . . .    2        144,103     106,541   1.8   4.1
   Computers and Peripherals. . . . . .    2        197,794     194,438   3.3   4.8
   Consumer Durables and Apparel. . . .    3        250,402     246,417   4.2     -
   Consumer Staples . . . . . . . . . .    6        728,785     682,091  11.6   4.5
   Energy . . . . . . . . . . . . . . .    3        171,440     153,818   2.6     -
   Financials . . . . . . . . . . . . .    8        752,596     726,745  12.4  11.1
   Health Care Equipment and Services .    5        356,080     352,570     6   7.5
   Hotels, Restaurants and Leisure. . .    3        192,454     155,864   2.7     -
   Materials. . . . . . . . . . . . . .    2        225,633     172,545   2.9     1
   Media. . . . . . . . . . . . . . . .    1         35,020      32,497   0.5   2.8
   Pharmaceuticals and Biotechnology. .    7      1,118,067   1,099,963  18.7  19.8
   Retailing. . . . . . . . . . . . . .    3        322,318     332,414   5.7   5.5
   Semiconductor Equipment and Products    1        329,995     194,681   3.3   6.8
   Software and Services. . . . . . . .    4        503,644     440,385   7.5   8.1
   Telecommunication Services . . . . .    -              -           -     -   5.3
   Transportation . . . . . . . . . . .    1         78,166      69,471   1.2   1.3
                                        ----     ----------  ----------  ----  ----
                                          61      6,267,720   5,669,482  96.5  97.1
OTHER ASSETS LESS LIABILITIES . . . . .    -        207,903     207,903   3.5   2.9
                                        ----     ----------  ----------  ----  ----
NET ASSETS. . . . . . . . . . . . . . .   61     $6,475,623  $5,877,385   100   100
                                        ====     ==========  ==========  ====  ====

LARGEST  INDUSTRIES
October  31,  2002

        18.7
        12.4
        11.6
         8.1
         7.5

                                      -6-
--------------------------------------------------------------------------------

PORTFOLIO  OVERVIEW
October  31,  2002


LARGEST PORTFOLIO CHANGES
During Past Six Months

TEN LARGEST PURCHASES      TEN LARGEST SALES
Coca-Cola*                 Maxim Integrated Products**
Walgreen*                  Lehman Brothers Holdings**
American Express*          Intel
Bank of America*           General Electric
Gillette*                  Baxter International**
Raymond James Financial*   Omnicom Group**
Fannie Mae*                Performance Food Group**
Lockheed Martin*           Stilwell Financial**
Mohawk Industries*         Citigroup
Dell*                      Harley-Davidson**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

-------------
*    Position  added  during  the  period.
**   Position  eliminated  during  the  period.

LARGEST  PORTFOLIO  HOLDINGS
October  31,  2002




SECURITY              VALUE       SECURITY                 VALUE
-------------------  --------     ------------------      --------
Microsoft . . . . .  $334,691     General Electric. . . . $169,175
Pfizer. . . . . . .   311,664     Wal-Mart Stores . . . .  159,579
Johnson & Johnson .   266,725     Walgreen  . . . . . . .  158,625
Intel . . . . . . .   194,681     American Express. . . .  156,391
Forest Laboratories   180,302     Bank of America . . . .  153,560

                                      -7-

--------------------------------------------------------------------------------

PORTFOLIO  OF  INVESTMENTS
October  31,  2002





                                 SHARES    VALUE
COMMON STOCKS  96.5%
AUTOMOBILES AND
COMPONENTS  1.3%
DaimlerChrysler (Germany). . . .  1,400  $ 47,740
Lear*. . . . . . . . . . . . . .    800    29,240
                                         --------
                                           76,980
                                         --------
CAPITAL GOODS  8.1%
American Standard Companies* . .  1,430    95,381
General Electric . . . . . . . .  6,700   169,175
Lockheed Martin. . . . . . . . .  2,100   121,590
Raytheon . . . . . . . . . . . .  1,400    41,300
Rockwell Collins . . . . . . . .  1,400    31,542
SPX* . . . . . . . . . . . . . .    400    16,804
                                         --------
                                          475,792
                                         --------
COMMERCIAL SERVICES
   AND SUPPLIES  2.7%
Cendant* . . . . . . . . . . . .  7,800    89,700
H&R Block. . . . . . . . . . . .  1,500    66,570
                                         --------
                                          156,270
                                         --------
COMMUNICATIONS
   EQUIPMENT  1.8%
Cisco Systems* . . . . . . . . .  6,000    67,110
Motorola . . . . . . . . . . . .  4,300    39,431
                                         --------
                                          106,541
                                         --------
COMPUTERS AND
   PERIPHERALS  3.3%
Dell*. . . . . . . . . . . . . .  4,700   134,444
International Business Machines.    760    59,994
                                         --------
                                          194,438
                                         --------
CONSUMER DURABLES
   AND APPAREL  4.2%
Mohawk Industries* . . . . . . .  2,630   140,836
Pulte Homes. . . . . . . . . . .    700    32,144
Tupperware . . . . . . . . . . .  4,550    73,437
                                         --------
                                          246,417
                                         --------
CONSUMER STAPLES  11.6%
Coca-Cola. . . . . . . . . . . .  3,300   153,384
Gillette . . . . . . . . . . . .  4,600   137,448
Philip Morris. . . . . . . . . .  1,410    57,457
Procter & Gamble . . . . . . . .  1,300   114,985
SYSCO. . . . . . . . . . . . . .  1,900    60,192
Walgreen . . . . . . . . . . . .  4,700   158,625
                                         --------
                                          682,091
                                         --------
ENERGY  2.6%
BJ Services* . . . . . . . . . .  1,000    30,330
ConocoPhillips . . . . . . . . .    795    38,558
Helmerich & Payne. . . . . . . .  3,000    84,930
                                         --------
                                          153,818
                                         --------
FINANCIALS  12.4%
American Express . . . . . . . .  4,300   156,391
Bank of America. . . . . . . . .  2,200   153,560
Citigroup. . . . . . . . . . . .  1,000    36,950
Fannie Mae . . . . . . . . . . .  1,700   113,662
Fifth Third Bancorp. . . . . . .    600    38,127
Golden West Financial. . . . . .    900    62,154
Raymond James Financial. . . . .  4,300   134,590
Wachovia . . . . . . . . . . . .    900    31,311
                                         --------
                                          726,745
                                         --------


                                 SHARES    VALUE
HEALTH CARE EQUIPMENT
AND SERVICES  6.0%
Anthem*. . . . . . . . . . . . .   1,500  $   94,500
Cardinal Health. . . . . . . . .   2,170     150,186
HCA. . . . . . . . . . . . . . .   1,100      47,839
Health Net*. . . . . . . . . . .   1,400      32,760
UnitedHealth Group . . . . . . .     300      27,285
                                          ----------
                                             352,570
                                          ----------
HOTELS, RESTAURANTS
   AND LEISURE  2.7%
Carnival . . . . . . . . . . . .   1,200      31,344
Outback Steakhouse*. . . . . . .   1,400      47,670
Park Place Entertainment*. . . .  10,600      76,850
                                          ----------
                                             155,864
                                          ----------
MATERIALS  2.9%
Bowater. . . . . . . . . . . . .   1,660      56,257
Eastman Chemical . . . . . . . .   3,200     116,288
                                          ----------
                                             172,545
                                          ----------
MEDIA  0.5%
Knight Ridder. . . . . . . . . .     540      32,497
                                          ----------
PHARMACEUTICALS AND
   BIOTECHNOLOGY  18.7%
Amgen* . . . . . . . . . . . . .     950      44,256
Forest Laboratories* . . . . . .   1,840     180,302
Johnson & Johnson. . . . . . . .   4,540     266,725
Pfizer . . . . . . . . . . . . .   9,810     311,664
Pharmacia. . . . . . . . . . . .   3,100     133,300
Taro Pharmaceutical Industries*.   2,400      83,316
Wyeth. . . . . . . . . . . . . .   2,400      80,400
                                          ----------
                                           1,099,963
                                          ----------
RETAILING  5.7%
Lowe's Companies . . . . . . . .   1,980      82,625
Neiman Marcus Group (Class A)* .   3,100      90,210
Wal-Mart Stores. . . . . . . . .   2,980     159,579
                                          ----------
                                             332,414
                                          ----------
SEMICONDUCTOR EQUIPMENT
   AND PRODUCTS  3.3%
Intel. . . . . . . . . . . . . .  11,250     194,681
                                          ----------
SOFTWARE AND SERVICES  7.5%
Electronic Arts* . . . . . . . .     600      39,069
Intuit*. . . . . . . . . . . . .     700      36,309
Microsoft* . . . . . . . . . . .   6,260     334,691
Synopsys*. . . . . . . . . . . .     800      30,316
                                          ----------
                                             440,385
                                          ----------
TRANSPORTATION  1.2%
Burlington Northern Santa Fe . .   2,700      69,471
                                          ----------
TOTAL INVESTMENTS  96.5%
   (Cost $6,267,720)                       5,669,482
OTHER ASSETS
LESS LIABILITIES  3.5%                       207,903
                                          ----------
NET ASSETS  100.0%                        $5,877,385
                                          ==========


-------------
*  Non-income  producing  security
See Notes to Financial Statements.
                                      -8-

--------------------------------------------------------------------------------

STATEMENT  OF  ASSETS  AND  LIABILITIES
October  31,  2002





ASSETS:
Investments, at value (cost $6,267,720). . . . . . . . . . . . . . . . . .  $ 5,669,482
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      236,181
Receivable from Manager. . . . . . . . . . . . . . . . . . . . . . . . . .       12,010
Expenses prepaid to shareholder service agent. . . . . . . . . . . . . . .        9,200
Receivable for dividends and interest. . . . . . . . . . . . . . . . . . .        3,444
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          169
                                                                            -----------
Total Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,930,486
                                                                            -----------
LIABILITIES:
Management fee payable . . . . . . . . . . . . . . . . . . . . . . . . . .        4,728
Payable for Capital Stock repurchased. . . . . . . . . . . . . . . . . . .        1,828
Accrued expenses and other . . . . . . . . . . . . . . . . . . . . . . . .       46,545
                                                                            -----------
Total Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       53,101
                                                                            -----------
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 5,877,385
                                                                            ===========

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
     1,335,276 shares outstanding):
     Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $       237
     Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          323
     Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          589
     Class D . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          186
Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .    8,837,767
Accumulated net investment loss. . . . . . . . . . . . . . . . . . . . . .         (696)
Accumulated net realized loss. . . . . . . . . . . . . . . . . . . . . . .   (2,362,783)
Net unrealized depreciation of investments . . . . . . . . . . . . . . . .     (598,238)
                                                                            -----------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 5,877,385
                                                                            ===========
NET ASSETS:
CLASS A ($1,052,823/ 237,358). . . . . . . . . . . . . . . . . . . . . . .  $      4.44
                                                                            ===========
CLASS B ($1,420,787/323,332) . . . . . . . . . . . . . . . . . . . . . . .  $      4.39
                                                                            ===========
CLASS C ($2,587,860/ 588,918). . . . . . . . . . . . . . . . . . . . . . .  $      4.39
                                                                            ===========
CLASS D ($815,915/185,668) . . . . . . . . . . . . . . . . . . . . . . . .  $      4.39
                                                                            ===========

-------------
See  Notes  to  Financial  Statements.

                                      -9-

--------------------------------------------------------------------------------

STATEMENT  OF  OPERATIONS
For  the  Year Ended October 31, 2002





INVESTMENT INCOME:
Dividends. . . . . . . . . . . . . . . . . . . . . . .  $    65,337
Interest . . . . . . . . . . . . . . . . . . . . . . .          191
                                                        -----------
Total Investment Income                                              $     65,528
EXPENSES:
Registration . . . . . . . . . . . . . . . . . . . . .       72,098
Management fees. . . . . . . . . . . . . . . . . . . .       68,255
Distribution and service fees. . . . . . . . . . . . .       65,385
Amortization of offering costs . . . . . . . . . . . .       59,287
Audit and legal fees . . . . . . . . . . . . . . . . .       34,766
Shareholder account services . . . . . . . . . . . . .       31,974
Shareholder reports and communications . . . . . . . .       10,821
Directors' fees and expenses . . . . . . . . . . . . .        5,969
Custody and related services . . . . . . . . . . . . .        4,362
Miscellaneous. . . . . . . . . . . . . . . . . . . . .        2,974
                                                        -----------
TOTAL EXPENSES BEFORE REIMBURSEMENTS . . . . . . . . .      355,891
Reimbursement of expenses. . . . . . . . . . . . . . .     (184,996)
                                                        -----------
TOTAL EXPENSES AFTER REIMBURSEMENTS                                       170,895
                                                                     -------------
NET INVESTMENT LOSS                                                      (105,367)
NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
Net realized loss on investments . . . . . . . . . . .   (2,033,635)
Net change in unrealized depreciation of investments .       87,130
                                                        -----------
NET LOSS ON INVESTMENTS                                                (1,946,505)
                                                                     -------------
DECREASE IN NET ASSETS FROM OPERATIONS                                $(2,051,872)
                                                                     =============

-------------
See  Notes  to  Financial  Statements

                                      -10-
--------------------------------------------------------------------------------

STATEMENT  OF  CHANGES  IN  NET  ASSETS





                                                                          MAY 1, 2001*
                                                       YEAR ENDED              TO
                                                    OCTOBER 31, 2002    OCTOBER 31, 2001
                                                   ------------------  ------------------
OPERATIONS:
Net investment loss . . . . . . . . . . . . . . .      $    (105,367)        $   (38,089)
Net realized loss on investments. . . . . . . . .         (2,033,635)           (329,148)
Net change in unrealized depreciation
   of investments . . . . . . . . . . . . . . . .             87,130            (685,368)
                                                       --------------      --------------
DECREASE IN NET ASSETS FROM OPERATIONS. . . . . .         (2,051,872)         (1,052,605)
                                                       --------------      --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares . . . . . . . .          2,428,760           7,031,759
Exchanged from associated Funds . . . . . . . . .            834,485           1,141,639
                                                       --------------      --------------
Total . . . . . . . . . . . . . . . . . . . . . .          3,263,245           8,173,398
                                                       --------------      --------------
Cost of shares repurchased. . . . . . . . . . . .         (1,575,565)           (267,092)
Exchanged into associated Funds . . . . . . . . .           (545,074)           (167,053)
                                                       --------------      --------------
Total . . . . . . . . . . . . . . . . . . . . . .         (2,120,639)           (434,145)
                                                       --------------      --------------
INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS . . . . . . . . . .          1,142,606           7,739,253
                                                       --------------      --------------
INCREASE (DECREASE)IN NET ASSETS. . . . . . . . .           (909,266)          6,686,648
NET ASSETS:
Beginning of period . . . . . . . . . . . . . . .          6,786,651             100,003
                                                       --------------      --------------
END OF PERIOD (net of accumulated net investment
   loss of $696 and $233, respectively) . . . . .      $   5,877,385        $  6,786,651
                                                       --------------      --------------

-------------
*    Commencement  of  operations.
See  Notes  to  Financial  Statements.

                                      -11-

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION - Seligman Tax-Aware Fund, Inc. (the "Fund") was incorporated in Maryland on February 5, 2001, as an open-ended diversified management investment company. The Fund had no operations prior to May 1, 2001 (commencement of operations) other than those relating to organizational matters and, on March 20, 2001, the sale and issuance to Seligman Advisors, Inc. (the "Distributor") of 9,806 Class A shares of Capital Stock for $70,015 and 1,400 shares for each of Class B, Class C, and Class D shares, each at a cost of $9,996.

2. MULTIPLE CLASSES OF SHARES - The Fund offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

     A. SECURITY VALUATION - Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

     B. FEDERAL TAXES - There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gains.

     C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

     D. MULTIPLE CLASS ALLOCATIONS - All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended October 31, 2002, distribution and service fees were the only class-specific expenses.

     E. DISTRIBUTIONS TO SHAREHOLDERS - The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

     F. -INITIAL OFFERING EXPENSES - Initial offering expenses have been amortized on a straight-line basis over a period of 12 months starting with the commencement of operations.


                                      -12-
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS


4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2002, aggregated $12,223,418 and $11,196,670, respectively.

     At October 31, 2002, the cost of investments for income tax purposes was $6,279,030. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $11,310. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $173,605 and $783,153, respectively.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS - J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. Through May 31, 2002, the Manager received a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. Thereafter, the annual management fee rate of 1.00% is increased or decreased once each month as of the first day of the month by an amount equal to 10% of the difference between the after-tax performance of the Fund's Class A shares and the performance of the Russell 1000 Growth Index over the preceding 12 calendar months, but the annual management fee rate will never be less than 0.50% or more than 1.50%. The management fee reflected in the Statement of Operations represents 0.92% per annum of the Fund's average daily net assets. The Manager has contractually undertaken to reimburse expenses, other than the management fee and distribution and service fees, that exceed 0.50% per annum of the Fund's average daily net assets. This undertaking was in effect until October 31, 2002, when the limit increased to 1.00% per annum of the Fund's average daily net assets until October 31, 2004.

     The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $567 from sales of Class A shares. Commissions of $4,683 and $13,362 were paid to dealers for sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 2002, fees incurred under the Plan aggregated $3,031, or 0.25% per annum of average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended October 31, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $17,249, $32,346, and $12,759, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended October 31, 2002, such charges amounted to $7,510.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended October 31, 2002, amounted to $56.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2002, Seligman Services, Inc. received no commissions from the sale of shares of the Fund. Seligman Services, Inc. received distribution and service fees of $527, pursuant to the Plan.

--------------------------------------------------------------------------------

NOTES  TO  FINANCIAL  STATEMENTS

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $31,974 for shareholder account services in accordance with a methodology approved by the Fund's directors.

     Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, shareholder transaction volume and number of shareholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at October 31, 2002, of $696 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Capital Share Transactions - The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:





                                                            CLASS A
                                   -------------------------------------------------------------
                                           YEAR ENDED                   MAY 1, 2001* TO
                                         OCTOBER 31, 2002               OCTOBER 31, 2001
                                   ----------------------------   ------------------------------
                                        SHARES          AMOUNT         SHARES          AMOUNT
                                   -----------------  ----------  -----------------  -----------
Net proceeds from sales of shares            59,272   $ 321,994            193,858   $1,279,051
Exchanged from associated Funds .            36,565     192,985             19,247      133,864
                                   -----------------  ----------  -----------------  -----------
Total . . . . . . . . . . . . . .            95,837     514,979            213,105    1,412,915
                                   -----------------  ----------  -----------------  -----------
Cost of shares repurchased. . . .           (39,870)   (225,890)           (11,826)     (72,957)
Exchanged into associated Funds .           (28,291)   (161,354)            (1,403)      (8,556)
                                   -----------------  ----------  -----------------  -----------
Total . . . . . . . . . . . . . .           (68,161)   (387,244)           (13,229)     (81,513)
                                   -----------------  ----------  -----------------  -----------
Increase. . . . . . . . . . . . .            27,676   $ 127,735            199,876   $1,331,402
                                   =================  ==========  =================  ===========




                                                            CLASS B
                                   -------------------------------------------------------------
                                           YEAR ENDED                   MAY 1, 2001* TO
                                         OCTOBER 31, 2002               OCTOBER 31, 2001
                                   ----------------------------   ------------------------------
                                        SHARES          AMOUNT         SHARES          AMOUNT
                                   -----------------  ----------  -----------------  -----------
Net proceeds from sales of shares            94,458   $ 521,462            268,579   $1,859,966
Exchanged from associated Funds .             9,517      54,308             19,366      131,875
                                   -----------------  ----------  -----------------  -----------
Total . . . . . . . . . . . . . .           103,975     575,770            287,945    1,991,841
                                   -----------------  ----------  -----------------  -----------
Cost of shares repurchased. . . .           (49,278)   (249,466)           (10,235)     (66,958)
Exchanged into associated Funds .           (10,475)    (47,432)                 -            -
                                   -----------------  ----------  -----------------  -----------
Total . . . . . . . . . . . . . .           (59,753)   (296,898)           (10,235)     (66,958)
                                   -----------------  ----------  -----------------  -----------
Increase. . . . . . . . . . . . .            44,222   $ 278,872            277,710   $1,924,883
                                   =================  ==========  =================  ===========

--------------------------------------------------------------------------------

NOTES  TO  FINANCIAL  STATEMENTS




                                                            CLASS C
                                   -------------------------------------------------------------
                                           YEAR ENDED                   MAY 1, 2001* TO
                                         OCTOBER 31, 2002               OCTOBER 31, 2001
                                   ----------------------------   ------------------------------
Net proceeds from sales of shares.           257,863   $1,497,344            530,846   $3,496,254
Exchanged from associated Funds. .            30,874      160,580             13,208       79,843
                                    -----------------  -----------  -----------------  -----------
Total .. . . . . . . . . . . . . .           288,737    1,657,924            544,054    3,576,097
                                    -----------------  -----------  -----------------  -----------
Cost of shares repurchased . . . .          (150,246)    (724,747)           (21,746)    (126,977)
Exchanged into associated Funds. .           (45,940)    (230,592)           (27,341)    (158,057)
                                    -----------------  -----------  -----------------  -----------
Total .. . . . . . . . . . . . . .          (196,186)    (955,339)           (49,087)    (285,034)
                                    -----------------  -----------  -----------------  -----------
Increase . . . . . . . . . . . . .            92,551   $  702,585            494,967   $3,291,063
                                    =================  ===========  =================  ===========

                                                            CLASS D
                                   -------------------------------------------------------------
                                           YEAR ENDED                   MAY 1, 2001* TO
                                         OCTOBER 31, 2002               OCTOBER 31, 2001
                                   ----------------------------   ------------------------------
Net proceeds from sales of shares.            14,625   $   87,960             59,996   $  396,488
Exchanged from associated Funds. .            70,309      426,612            135,281      796,057
                                    -----------------  -----------  -----------------  -----------
Total .. . . . . . . . . . . . . .            84,934      514,572            195,277    1,192,545
                                    -----------------  -----------  -----------------  -----------
Cost of shares repurchased . . . .           (76,652)    (375,462)               (35)        (200)
Exchanged into associated Funds. .           (19,178)    (105,696)               (78)        (440)
                                    -----------------  -----------  -----------------  -----------
Total .. . . . . . . . . . . . . .           (95,830)    (481,158)              (113)        (640)
                                    -----------------  -----------  -----------------  -----------
Increase (decrease). . . . . . . .           (10,896)  $   33,414            195,164   $1,191,905
                                    =================  ===========  =================  ===========

--------------
*  Inception  date

..7. COMMITTED LINE OF CREDIT - The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors currently have limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the year ended October 31, 2002, the Fund did not borrow from the credit facility.

8. CAPITAL LOSS CARRYFORWARD - At October 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $2,351,473 which is available for offset against future taxable net capital gains, expiringin varying amounts through 2010. The amount was determined after adjustments for differences between financial reporting and tax purposes due to the tax deferral of losses on wash sales in the amount of $11,310. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gain has been realized in excess of the available capital loss carryforward.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.




                                         CLASS A                 CLASS B                 CLASS C                 CLASS D
                                   ---------------------    --------------------     --------------------  --------------------
                                      YEAR      5/1/01*       YEAR      5/1/01*       YEAR      5/1/01*       YEAR      5/1/01*
                                     ENDED         TO        ENDED         TO        ENDED         TO        ENDED         TO
                                   10/31/02    10/31/01     10/31/02   10/31/01     10/31/02    10/31/01    10/31/02    10/31/01
                                  ----------  ---------     --------   --------    ---------   ---------    --------   ---------

PER SHARE DATA:
NET ASSET VALUE,
   BEGINNING OF PERIOD. . . . . .  $    5.75   $    7.14   $    5.74   $    7.14   $    5.74   $    7.14   $    5.74   $    7.14
                                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment loss . . . . . . .      (0.04)      (0.03)      (0.08)      (0.05)      (0.08)      (0.05)      (0.08)      (0.05)
Net realized and unrealized
  loss on investments . . . . . .      (1.27)      (1.36)      (1.27)      (1.35)      (1.27)      (1.35)      (1.27)      (1.35)
                                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM
   INVESTMENT OPERATIONS. . . . .      (1.31)      (1.39)      (1.35)      (1.40)      (1.35)      (1.40)      (1.35)      (1.40)
                                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE,
   END OF PERIOD. . . . . . . . .  $    4.44   $    5.75   $    4.39   $    5.74   $    4.39   $    5.74   $    4.39   $    5.74
                                   ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
TOTAL RETURN:                         (22.78)%    (19.47)%    (23.52)%    (19.61)%    (23.52)%    (19.61)%    (23.52)%    (19.61)%
RATIOS/SUPPLEMENTAL
   DATA:
Net assets, end of period
   (000s omitted) . . . . . . . .  $   1,053   $   1,206   $   1,421   $   1,602   $   2,588   $   2,850   $     816   $   1,129
Ratio of expenses to
   average net assets . . . . . .       1.67%     1.75%+      2.42%+      2.50%+      2.42%+      2.50%+      2.42%+      2.50%+
Ratio of net loss to
   average net assets . . . . . .      (0.79)%   (1.08)%+    (1.54)%+    (1.83)%+    (1.54)%+    (1.83)%+    (1.54)%+    (1.83)%+
Portfolio turnover rate . . . . .     158.15%    50.09%       158.15%      50.09%     158.15%      50.09%     158.15%      50.09%
Without expense reimbursement:**
Ratio of expenses to
   average net assets . . . . . .     4.15%+      8.02%+      4.90%+      8.77%+      4.90%+      8.77%+      4.90%+      8.77%+
Ratio of net loss to
   average net assets . . . . . .   (3.27)%+    (7.35)%+    (4.02)%+    (8.10)%+    (4.02)%+    (8.10)%+    (4.02)%+    (8.10)%+

-------------
* Commencement of operations. Total returns are calculated from the close of business on May 1, 2001.
**   The  Manager  has  agreed  to  reimburse  certain  expenses  of  the  Fund.
+    -Annualized.See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
REPORT  OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,

SELIGMAN TAX-AWARE  FUND,  INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Tax-Aware Fund, Inc., including the portfolio of investments, as of October 31, 2002, and the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Tax-Aware Fund, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE  &  TOUCHE  LLP
New  York,  New  York
December  13,  2002


FOR MORE INFORMATION
MANAGER                              GENERAL DISTRIBUTOR        IMPORTANT TELEPHONE NUMBERS
J. & W. Seligman & Co. Incorporated  Seligman Advisors, Inc.    (800) 221-2450  Shareholder Services
100 Park Avenue                      100 Park Avenue            (800) 445-1777  Retirement Plan
New York, NY 10017                   New York, NY 10017                         Services
                                                                (212) 682-7600  Outside the United States
GENERAL COUNSEL                      SHAREHOLDER SERVICE AGENT  (800) 622-4597  24-Hour Automated
Sullivan & Cromwell                  Seligman Data Corp.                        Telephone Access
                                     100 Park Avenue                            Service
INDEPENDENT AUDITORS                 New York, NY 10017         WEBSITE:        www.seligman.com
Deloitte & Touche LLP

                                      -17-
--------------------------------------------------------------------------------

DIRECTORS  AND  OFFICERS  OF THE FUND

Information pertaining to the Directors and Officers of Seligman Tax-Aware Fund is set forth below.

INDEPENDENT DIRECTORS




                                                                                                                    NUMBER OF
                    TERM OF                                                                                         PORTFOLIOS
                    OFFICE AND                                                                                      IN FUND
NAME, (AGE),        LENGTH OF                                                                                       COMPLEX
POSITION(S) HELD    TIME                                PRINCIPAL OCCUPATION(S) DURING                              OVERSEEN
WITH THE FUND++     SERVED#                    PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                 BY DIRECTOR
JOHN  R.           2001 to Date  Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;             61
GALVIN (73)2,4                   Director or Trustee of each of the investment companies of the
Director                         Seligman Group of Funds; and Chairman Emeritus, American Council
                                 on Germany. Formerly, Governor of the Center for Creative Leadership;
                                 Director, Raytheon Co. (defense and commercial electronics) and a
                                 Trustee of the Institute for Defense Analysis. From June 1987
                                 to June 1992, Mr. Galvin was the Supreme Allied Commander,
                                 Europe and the Commander-in-Chief, United States European Command.

ALICE S.           2001 to Date  President Emeritus, Sarah Lawrence College; Director or Trustee                      61
ILCHMAN (67)3,4                  of each of the investment companies of the Seligman Group of Funds+;
Director                         Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-
                                 assistance organization) and the Committee for Economic Development;
                                 a Governor of the Court of Governors, London School of Economics;
                                 and Director, Public Broadcasting Service (PBS). Formerly, Chairman,
                                 The Rockefeller Foundation (charitable foundation) and Director,
                                 New York Telephone Company

FRANK A.           2001 to Date  Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee              61
MCPHERSON (69)3,4                Corporation (diversified energy company); Director or Trustee of each of
Director                         the investment companies of the Seligman Group of Funds+; Director,
                                 ConocoPhillips (oil and gas exploration and production); Integris Health
                                 (owner of various hospitals); BOK Financial (bank holding company);
                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research
                                 Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools
                                 Foundation and Oklahoma Foundation for Excellence in Education. Formerly,
                                 Director, Kimberly-Clark Corporation (consumer products).

JOHN E.            2001 to Date  Retired Chairman and Senior Partner, Sullivan & Cromwell (law firm);                 61
MEROW (72)2,4                    Director or Trustee of each of the investment companies of the
Director                         Seligman Group of Funds+; Director, Commonwealth Industries, Inc.
                                 (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art
                                 Society of New York; Trustee and Secretary, the U.S. Council for
                                 International Business; Trustee and Vice Chairman, New York-Presbyterian
                                 Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and
                                 Member of the American Law Institute and Council on Foreign Relations.

BETSY S.           2001 to Date  Attorney; Director or Trustee of each of the investment companies of the             61
MICHEL (60)2,4                   Seligman Group of Funds+; Trustee, The Geraldine R. Dodge Foundation
Director                         (charitable foundation) and World Learning, Inc. (charitable foundation).
                                 Formerly, Chairman of the Board of Trustees of St. George's School
                                 (Newport, RI).

LEROY C.           2001 to Date  Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.                    60
RICHIE (61)2,4                   (library of technical standards); Director or Trustee of each of the
Director                         investment companies of the Seligman Group of Funds (except Seligman
                                 Cash Management Fund, Inc.)+; Director, Kerr-McGee Corporation
                                 (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic
                                 Development Corp. Formerly, Trustee, New York University Law Center
                                 Foundation; Vice Chairman, Detroit Medical Center and the Detroit
                                 Economic Growth Corp.; and Chairman and Chief Executive Officer,
                                 Capital Coating Technologies, Inc. (applied coating technologies).
                                 From 1990 through 1997, Mr. Richie was Vice President and General
                                 Counsel, Automotive Legal Affairs, of Chrysler Corporation.

-------------
See footnotes on page 20.

                                      -18-
--------------------------------------------------------------------------------


DIRECTORS  AND  OFFICERS  OF THE FUND

Information pertaining to the Directors and Officers of Seligman Tax-Aware Fund is set forth below.

INDEPENDENT DIRECTORS (continued)




                                                                                                                    NUMBER OF
                    TERM OF                                                                                         PORTFOLIOS
                    OFFICE AND                                                                                      IN FUND
NAME, (AGE),        LENGTH OF                                                                                       COMPLEX
POSITION(S) HELD    TIME                                PRINCIPAL OCCUPATION(S) DURING                              OVERSEEN
WITH THE FUND++     SERVED#                    PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                 BY DIRECTOR
JAMES Q.          2001 to Date  Director or Trustee of each of the investment companies of the                            61
RIORDAN (75)3,4                 Seligman Group of Funds+; Director or Trustee, The Houston
Director                        Exploration Company (oil exploration) and the Committee for
                                Economic Development. Formerly, Vice Chairman of Mobil Corporation
                                (petroleum and petrochemicals company); Director and President,
                                Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation;
                                Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc.
                                Dow Jones & Company, Inc. (business and financial news company)
                                and Public Broadcasting Service (PBS).

ROBERT L.         2001 to Date  Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or                        61
SHAFER (70)3,4                  Trustee of each of the investment companies of the Seligman Group of
Director                        Funds+. From 1987 through 1997, Director, USLIFE Corporation (life insurance).

JAMES N.          2001 to Date  Retired Executive Vice President and Chief Operating Officer, Sammons                     61
WHITSON (67)2,4                 Enterprises, Inc. (a diversified holding company); Director or Trustee
Director                        of each of the investment companies of the Seligman Group of Funds+;
                                Director and Consultant, Sammons Enterprises, Inc.; Director,
                                C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).

INTERESTED  DIRECTORS  AND  PRINCIPAL  OFFICERS

WILLIAM C.        2001 to Date  Chairman, J. & W. Seligman & Co. Incorporated; Chairman and Director                      61
MORRIS (64)*1                   or Trustee of each of the investment companies of the Seligman Group
Director and                    of Funds+; Chairman, Seligman Advisors, Inc., Seligman Services, Inc.
Chairman of                     (broker-dealer) and Carbo Ceramics Inc. (ceramic proppants for oil and
the Board                       gas industry); and Director, Seligman Data Corp. and Kerr-McGee Corporation
                                (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

BRIAN T.          Dir and Pres. Director and President, J. & W. Seligman & Co. Incorporated; President, Chief             61
ZINO (50)*1       2001 to Date  Executive Officer, and Director or Trustee of each of the investment companies
Director,         CEO: From     of the Seligman Group of Funds+; Director, Seligman Advisors, Inc., and
President         Nov. 2002     Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board
and Chief                       of Governors of the Investment Company Institute; and Chairman, ICI Mutual
Executive Officer               Insurance Company.

PAUL C.           May 2002      Managing Director and Chief Investment Officer, J. & W. Seligman & Co.                   60
GUIDONE (44)*1    to Date       Incorporated; Director or Trustee of each of the investment companies
Director                        of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)+;
                                Member of the Association of Investment Management and Research, the New
                                York Society of Security Analysts and the London Society of Investment
                                Professionals. Formerly, Deputy Chairman and Group Chief Executive
                                Officer, HSBC Asset Management; Managing Director and Chief Investment
                                Officer, Prudential Diversified Investments.

BEN-AMI.          2001 to Date  Managing Director, J. & W. Seligman & Co. Incorporated since January 2000;             N/A
GRADWOHL (43)                   Vice President and Co-Portfolio Manager of Seligman Income Fund, Inc., and
Vice President                  Tri-Continental Corporation; Vice President of Seligman Portfolios, Inc. and
and Co-Portfolio                Co-Portfolio Manager of its Common Stock Portfolio and Income Portfolio.
Manager                         Formerly, Portfolio Manager, Nicholas-Applegate Capital Management
                                from 1996 to 1999.

-------------
See footnotes on page 20.

                                      -19-
--------------------------------------------------------------------------------


DIRECTORS  AND  OFFICERS  OF THE FUND

Information pertaining to the Directors and Officers of Seligman Tax-Aware Fund is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL  OFFICERS  (continued)



                                                                                                                    NUMBER OF
                    TERM OF                                                                                         PORTFOLIOS
                    OFFICE AND                                                                                      IN FUND
NAME, (AGE),        LENGTH OF                                                                                       COMPLEX
POSITION(S) HELD    TIME                                PRINCIPAL OCCUPATION(S) DURING                              OVERSEEN
WITH THE FUND++     SERVED#                    PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                 BY DIRECTOR
DAVID GUY (43)     2001 to Date  Managing Director, J. & W. Seligman & Co. Incorporated since January 2000;              N/A
Vice President                   Vice President and Co-Portfolio Manager of Seligman Income Fund, Inc. and
and Co-Portfolio                 Tri-Continental Corporation; Vice President of Seligman Portfolios, Inc. and
Manager                          Co-Portfolio Manager of its Common Stock Portfolio and Income Portfolio.
                                 Formerly, Portfolio Manager, Systematic Investment Group, Nicholas-Applegate
                                 Capital Management from 1997 to 1999.

THOMAS G.          2001 to Date  Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman           N/A
ROSE (44)                        Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment
Vice President                   companies of the Seligman Group of Funds, Seligman Services, Inc. and Seligman
                                 International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

LAWRENCE P.        2001 to Date  Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co.       N/A
VOGEL (46)                       Incorporated; Vice President and Treasurer of each of the investment companies of
Vice President                   the Seligman Group of Funds+; Treasurer, Seligman Data Corp. Formerly, Senior Vice
and Treasurer                    President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc.
                                 and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President
                                 and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

FRANK J. NASTA     2001 to Date  General Counsel, Senior Vice President, Law and Regulation and Corporate Secretary,     N/A
(38)                             J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies
Secretary                        of the Seligman Group of Funds=, Seligman Advisors, Inc., Seligman Services, Inc.,
                                 Seligman International, Inc. and Seligman Data Corp. Formerly, Corporate Secretary,
                                 Seligman Henderson Co.
--------------------------------------------------------------------------------------------------------------------------

The Fund's Statement of Additional Information (SAI) includes additional information about the Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212)
682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries

-------------
++ The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017.
# Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Directors.
+ The Seligman Group of investment companies consists of twenty-three registered investment companies.
* Mr. Morris, Mr. Zino, and Mr. Guidone are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:   1  Executive  Committee
          2  Audit  Committee
          3  Director  Nominating  Committee
          4  Board  Operations  Committee


                                      -20-
--------------------------------------------------------------------------------

GLOSSARY  OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION - A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION - An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING - The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND - A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD - A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO - The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE - The shared investment goal of a fund and its shareholders.

MANAGEMENT  FEE - The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES - Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) - A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE - The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE - The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER - A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS - The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD - SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION - The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION - A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN - A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

WASH SALE - A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES - For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividendspaid by the market price of the stock.

-------------
Adapted from the Investment Company Institute's 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

                                      -21-
--------------------------------------------------------------------------------
                            SELIGMAN ADVISORS, INC.
                                an affiliate of
                                     (LOGO)
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

                                www.seligman.com


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Tax-Aware Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQTA2  10/02                                        Printed  on  Recycled  Paper